EXHIBIT 99.2

Fortune Brands Innovations Appoints Amit Banati as CEO

Nicholas Fink to Pursue Another Professional Opportunity After 11-Year Career with Fortune Brands, Including 6 Years as CEO

DEERFIELD, Ill – February 12, 2026 – Fortune Brands Innovations, Inc. (NYSE: FBIN or “Fortune Brands” or the “Company”), today announced that its Board of Directors (the “Board”) has appointed Amit Banati as Chief Executive Officer, effective May 13, 2026. Banati will succeed Nicholas Fink, who will depart from his role as Chief Executive Officer and as a member of the FBIN Board on April 1, 2026, to pursue a professional opportunity outside the Company. Susan Kilsby, Chair of the Board, will serve as Executive Chair effective February 12, 2026, and take on the duties of the office of the CEO during the brief transition period, after which time she will return to her role as Non-executive Chair of the Board.

“It has been my enormous privilege to serve as CEO of Fortune Brands for the last six years. I've been offered a new and unique professional opportunity that comes at a natural turning point for both me and Fortune Brands,” said Fink.

“I am deeply grateful to all our associates and proud of what we’ve accomplished – transforming our Company to leverage our unique strengths in branding, innovation, and complex channels, while making important structural changes to support future growth. Now that the foundations of this transformation are in place, Fortune Brands is moving into a new chapter centered on disciplined execution, further optimization, and capitalizing on the substantial upside ahead. I am confident that Amit is the right person to lead Fortune Brands forward,” continued Fink.

Banati has extensive management, financial and strategic leadership experience with leading consumer products companies, including Kenvue, Kellanova, Mondelez, Cadbury Schweppes and Procter & Gamble. He has served as Chief Financial Officer of Kenvue since May 2025. Prior to joining Kenvue, he served as Vice Chair and Chief Financial Officer of Kellanova (formerly Kellogg Company), and held various roles of increasing responsibility with Kellogg Company, including Senior Vice President and Chief Financial Officer and President for Asia Pacific, Middle East and Africa. Banati has served on the Fortune Brands Board for nearly six years and has been Chair of the Audit Committee since May 2024. Banati will continue serving as a member of the Board of Fortune Brands.

“Amit has a proven ability to drive results and bring strategic clarity, operational rigor, and a brand- and customer-first mindset,” said Kilsby. “Amit's appointment is the result of a comprehensive succession planning process conducted by the Board. His experience as a Board member and Audit Committee chair, combined with his expertise in managing renowned brands and guiding complex organizations with discipline and precision, makes him highly qualified to lead Fortune Brands. We are confident that Amit will advance the Company’s strategic priorities and leverage Fortune Brands Advantage Capabilities to create outstanding opportunities for all stakeholders.”

Banati commented, “I am truly excited to lead this exceptional Company at such a pivotal moment in its evolution. Fortune Brands has a powerful portfolio of brands, a strong foundation of innovation, and a talented team that is deeply committed to excellence. I look forward to working more closely with our associates, customers, partners, and shareholders to continue growing our brands, advancing our work in innovative, industry-leading products, and creating long term, sustainable shareholder value. With a clear strategy in place, my focus will be on disciplined execution and driving the next phase of performance and growth for the Company.”

Kilsby continued, “On behalf of the Board, I want to extend our deep gratitude to Nick for his exceptional leadership as CEO over the past six years – a period marked by significant external volatility. Through it all, he provided a visionary approach that transformed the business in meaningful and lasting ways. His commitment to leveraging the Company’s strengths, modernizing our capabilities, and positioning us for long-term growth has left a powerful and positive imprint on the organization. We are profoundly grateful for his dedication, passion, and unwavering belief in the potential of our people and our strategy.”

About Amit Banati

Amit Banati joined the Fortune Brands Board of Directors in September 2020. Banati is a highly accomplished executive with more than 35 years of financial and operations management experience in global consumer products companies. Banati has a proven track record in driving growth across U.S. and global markets with deep experience in both commercial and financial roles. He has served as Chief Financial Officer of Kenvue, Inc., since May 2025. Prior to joining Kenvue, he served as Vice Chair and Chief Financial Officer of Kellanova (formerly Kellogg Company), from December 2022 until May 2025. He joined Kellogg Company in 2011 as President for Asia Pacific, Middle East and Africa, where he drove regional growth and major business transformations until July 2019 when he was promoted to Senior Vice President and Chief Financial Officer. Before joining Kellogg Company, he held significant management, financial and strategic leadership roles at several major consumer products companies, including Kraft Foods/Mondelez, Cadbury Schweppes, and Procter & Gamble. Banati holds a Bachelor of Commerce from St. Xavier’s College in Calcutta, India and a Masters of Business Administration from the Indian Institute of Management in Lucknow, India.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. (NYSE: FBIN) is an industry-leading home, security and digital products company whose purpose is to elevate every life by transforming spaces into havens. The Company makes innovative products for residential and commercial environments, with a growing focus on digital solutions and products that add luxury, contribute to safety and enhance sustainability. The Company’s trusted brands include Moen, House of Rohl, Aqualisa, SpringWell, Therma-Tru, Larson, Fiberon, Master Lock, SentrySafe and Yale residential. Learn more at www.fbin.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition in addition to statements regarding expected impacts from organizational and leadership changes, our expectations for the markets in which we operate, general business strategies, the market potential of our brands, and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “outlook,” “positioned,” "confident," "opportunity," "focus," “on track” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this press release is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: (i) our reliance on the North American and Chinese home improvement, repair and remodel and new home construction activity levels, (ii) the housing market, downward changes in the general economy, unfavorable interest rates or other business conditions, (iii) the competitive nature of consumer and trade brand businesses, (iv) our ability to execute on our strategic plans and the effectiveness of our strategies in the face of business competition, (v) our reliance on key customers and suppliers, including wholesale distributors and dealers and retailers, (vi) risks relating to rapidly evolving technological change, (vii) risks associated with our ability to improve organizational productivity and global supply chain efficiency and flexibility, (viii) risks associated with global commodity and energy availability and price volatility, as well as the possibility of sustained inflation, (ix) delays or outages in our information technology systems or computer networks or breaches of our information technology systems or other cybersecurity incidents, (x) risks associated with doing business globally, including changes in trade-related tariffs (including recent U.S. tariffs announced or imposed on China, Canada, Mexico and other countries and any reciprocal actions taken by such countries) and risks with uncertain trade environments, (xi) risks associated with the disruption of operations, including as a result of severe weather events, (xii) our inability to obtain raw materials and finished goods in a timely and cost-effective manner, (xiii) risks associated with strategic acquisitions, divestitures and joint ventures, including difficulties integrating acquired companies and the inability to achieve the expected financial results and benefits of transactions, (xiv) impairments in the carrying value of goodwill or other acquired intangible assets, (xv) risks of increases in our defined benefit-related costs and funding requirements, (xvi) our ability to attract and retain qualified personnel and other labor constraints, (xvii) the effect of climate change and the impact of related changes in government regulations and consumer preferences, (xviii) risks associated with environmental, social and governance matters, (xix) potential liabilities and costs from claims and litigation, (xx) changes in government and industry regulatory standards, (xxi) future tax law changes or the interpretation of existing tax laws, and (xxii) our ability to secure and protect our intellectual property rights. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 28, 2024. We undertake no obligation to, and expressly disclaim any such obligation to, update or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Source: Fortune Brands Innovations, Inc.

INVESTOR CONTACT:

Curt Worthington

Investor.Questions@fbin.com